                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                               ----------------------

                                      FORM 8-K



                                   CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  AUGUST 6, 1998



                              CARR-GOTTSTEIN FOODS CO.
                 (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-12116                 920135158
  (State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                    Identification No.)

            6411 A Street, Anchorage, Alaska                     99518
       (Address of Principal Executive Offices)                (Zip Code)

        Registrant's telephone number, including area code:  (907) 561-1944

                                        None

           (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

     On August 6, 1998, Carr-Gottstein Foods Co., a Delaware corporation ("CGF"), and Safeway Inc., a Delaware corporation ("Safeway"), jointly announced that they had entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of August 6, 1998, among CGF, Safeway and ACG Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Safeway, pursuant to which Safeway would acquire all of the outstanding shares of common stock of CGF at a price of $12.50 per share, or a total of approximately $110 million in a cash transaction. Safeway will assume approximately $220 million of CGF debt and will account for the transaction as a purchase. The Merger Agreement was approved unanimously by the members of the CGF board of directors present at the board meeting at which it was discussed. Green Equity Investors, L.P. (an affiliate of Leonard Green & Associates, L.P.), owner of 34.8% of the outstanding shares of CGF's common stock at the time of the execution of the Merger Agreement, has entered into an agreement with Safeway pursuant to which, during the term of the Merger Agreement, it has agreed to vote in favor of the transaction contemplated by the Merger Agreement.

     Consummation of the transaction contemplated by the Merger Agreement is conditioned upon, among other things, approval of the holders of a majority of CGF's outstanding shares of common stock, expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of applicable consents.

     A copy of the press release dated August 6, 1998 announcing the signing of the Merger Agreement is filed as an exhibit to this Current Report on Form 8-K.

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

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

     (c)  Exhibits.

          The following exhibits are filed with this Current Report on Form 8-K:


      EXHIBIT NO.             DESCRIPTION
      ----------              -----------
        99.1                  Press release dated August 6, 1998 announcing the
                              signing of the Merger Agreement.


                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 19, 1998

                                     CARR-GOTTSTEIN FOODS CO.

                                     By: /s/ Lawrence H. Hayward
                                        -----------------------------------
                                     Name:     Lawrence H. Hayward
                                     Title:    President and
                                               Chief Executive Officer

                                   EXHIBIT INDEX


        EXHIBIT NO.       DESCRIPTION
        -----------       -----------
        99.1              Press  release  dated  August 6, 1998 announcing the
                          signing of the Merger Agreement.
